UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 23, 2011

BED BATH & BEYOND INC.

(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488
(State of incorporation)	(Commission	(I.R.S. Employer
	File Number)	Identification No.)

650 Liberty Avenue
Union, New Jersey 07083
(Address of principal executive offices)   (Zip code)

(908) 688-0888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.05       Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective June 23, 2011, the Board of Directors of Bed Bath & Beyond Inc. (the “Company”) approved revisions to its Policy of Ethical Standards for Business Conduct (the “Policy”) that applies to all associates (including all officers) and members of the Board of Directors of the Company.  The purposes of revising the Policy were to, among other things, add further detail regarding compliance with laws and additional examples of relationships potentially giving rise to conflicts of interest.

A copy of the Policy is publicly available on the Company’s website at www.bedbathandbeyond.com under the Investor Relations section.

Item 5.07       Submission of Matters to a Vote of Security Holders.

On June 23, 2011, the Company held its Annual Meeting of Shareholders.  At the Annual Meeting, the following items were voted upon:  (1) the election of nine directors of the Company for terms expiring in 2012; (2) the ratification of the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending February 25, 2012; (3) a proposal to consider the approval, by non-binding vote, of the 2010 compensation paid to the Company’s named executive officers, known as the “say-on-pay” proposal; and (4) a proposal to recommend, by non-binding vote, the frequency of future advisory votes on executive compensation, known as the “frequency of say-on-pay” proposal.  The voting results with respect to each of the matters described above were as follows:

1.             The nine directors were elected based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Warren Eisenberg	214,434,862	3,070,466	44,105	10,400,175
Leonard Feinstein	214,433,134	3,069,040	47,259	10,400,175
Steven H. Temares	215,370,003	2,138,782	40,648	10,400,175
Dean S. Adler	196,786,793	20,709,019	53,621	10,400,175
Stanley F. Barshay	216,016,459	1,477,706	55,268	10,400,175
Klaus Eppler	188,020,374	29,465,115	63,944	10,400,175
Patrick R. Gaston	216,053,580	1,442,460	53,393	10,400,175
Jordan Heller	216,059,110	1,438,280	52,043	10,400,175
Victoria A. Morrison	196,779,959	20,734,022	35,452	10,400,175

2.                                       The appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending February 25, 2012 was ratified based upon the following votes:

For	Against	Abstain
226,826,592	1,076,591	46,425

3.                                       The 2010 compensation paid to the Company’s named executive officers, known as the “say-on-pay” proposal, was approved, by non-binding vote, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
162,971,984	52,737,780	1,839,669	10,400,175

4.                                      One year was approved, by non-binding vote, as the frequency of future advisory votes on executive compensation, known as the “frequency of say-on-pay” proposal, based upon the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
194,625,608	5,196,557	16,082,370	1,644,898	10,400,175

In light of the results of the advisory vote on the frequency of future say-on-pay votes, our Board of Directors has determined that the Company will hold an advisory say-on-pay vote annually.  Our Board of Directors may reevaluate this determination after the next shareholder advisory vote on the frequency of say-on-pay votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BED BATH & BEYOND INC.
(Registrant)

Date: June 28, 2011	By:	/s/ Eugene A. Castagna
By: Eugene A. Castagna
Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)